UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
August 31, 2019
Columbia Emerging Markets Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Emerging Markets Bond Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Tim Jagger
Lead Portfolio Manager
Managed Fund since March 2019
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended August 31, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	9.33	3.29	6.54
	Including sales charges		4.10	2.29	6.02
Advisor Class*		03/19/13	9.69	3.55	6.71
Class C	Excluding sales charges	02/16/06	8.57	2.54	5.76
	Including sales charges		7.57	2.54	5.76
Institutional Class*		09/27/10	9.60	3.55	6.80
Institutional 2 Class*		11/08/12	9.83	3.73	6.85
Institutional 3 Class*		11/08/12	9.79	3.78	6.88
Class R*		11/16/11	9.16	3.04	6.31
JPMorgan Emerging Markets Bond Index-Global			13.11	4.66	7.06
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Emerging Markets Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 31, 2009 — August 31, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
4	Columbia Emerging Markets Bond Fund | Annual Report 2019

Fund at a Glance   (continued)
Quality breakdown (%) (at August 31, 2019)
AAA rating	1.6
AA rating	6.7
A rating	9.1
BBB rating	25.9
BB rating	21.1
B rating	28.0
CCC rating	3.4
D rating	0.3
Not rated	3.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at August 31, 2019)
Argentina	2.6
Bahrain	0.5
Belarus	1.5
Brazil	4.2
China	6.5
Colombia	1.2
Croatia	0.8
Dominican Republic	5.9
Ecuador	0.9
Egypt	4.3
El Salvador	0.3
Ghana	0.8
Guatemala	0.2
Honduras	1.7
Indonesia	7.3
Kazakhstan	2.6
Malaysia	0.4
Mexico	8.7
Mongolia	0.5
Morocco	0.6
Netherlands	0.9
Nigeria	2.6
Oman	2.4
Pakistan	0.4
Paraguay	0.9
Peru	1.9
Qatar	4.9
Russian Federation	3.2
Saudi Arabia	4.6
Senegal	0.7
Singapore	0.2
South Africa	5.0
Sri Lanka	1.5
Turkey	3.4
Ukraine	4.7
United Arab Emirates	1.3
United Kingdom	0.5
United States(a)	7.4
Venezuela	1.0
Virgin Islands	1.0
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Columbia Emerging Markets Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance
At August 31, 2019, approximately 38.5% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended August 31, 2019, the Fund’s Class A shares returned 9.33% excluding sales charges. While posting solid absolute gains, the Fund underperformed its benchmark, the JPMorgan Emerging Markets Bond Index-Global, which returned 13.11% for the same period. The Fund’s relative underperformance can be attributed primarily to its positioning in Argentinean assets, for country positioning elsewhere was generally favorable as was risk, currency and duration/curve positioning overall.
Emerging market debt sector gained strongly amid declining U.S. Treasury yields
The decline in U.S. Treasury yields during the period benefited the emerging market debt sector more than many other fixed-income sectors given its longer duration bias, thus driving the double-digit gains of the benchmark. Headline spreads (yield differentials between emerging market bonds and U.S. Treasuries) contracted during the period but were flattened by the inclusion of higher rated Gulf Co-Operation Council countries from February 19, 2019 onward and, more recently, by the gradual exclusion of Venezuela. Excluding these factors, spreads actually widened during the period. The trend, however, was not linear. Spreads widened most notably during the fourth quarter of 2018 when yields rose and the U.S. dollar appreciated, historically serving as pressure on emerging market debt, and then began to reverse in early 2019 as it became clear that U.S. monetary policy was becoming more accommodative.
From a country perspective, Brazil was a stand-out performer following the election of market-friendly Bolsonaro as its new president in late 2018. Bolsonaro ushered in a series of reforms attempting to address the country’s poor fiscal position, and many investors believed sustained progress on this path could cause the nation’s debt ratings to move back to investment grade. Qatar was also a strong performer during the period. Qatar is a fundamentally strong credit that benefited from relative value demand from many investors, as spreads looked attractive relative to other higher rated credits, such as those of Peru and Chile, within the emerging markets debt universe.
Conversely, Mexico was under pressure following the election of populist Obrador as its new president as concerns about a lack of fiscal discipline grew. Many investors believed downgrade risks for Mexican debt were real. China’s debt spreads were also relatively subdued, as concerns about the impact of the trade dispute with the U.S. on economic growth lingered. There remained deep concerns about the health of China’s financial sector given a spate of bank closures and forced takeovers. High indebtedness and a rather narrow tax base were seen as limiting the effectiveness of monetary and fiscal stimulus measures announced during the period.
Perhaps most notable during the period was the performance of Argentinean debt, which was significantly impacted by the result of the first round of voting in its presidential election in August 2019. In what many believed to be a surprise development, Argentineans backed the populist, Alberto Fernandez, by a seemingly insurmountable margin over the incumbent, Mauricio Macri, who had successfully negotiated a large International Monetary Fund (IMF) financial assistance package in the summer of 2018. These voting results prompted a rapid and dramatic collapse in all Argentinean financial assets, as investors began to speculate on a possible debt default scenario despite assurances from the Fernandez camp that it was not their intention to do so. At the end of the period, the situation remained unclear, as currency controls were implemented and some local market financial instruments, including those held by the Fund, were forcibly extended. Moreover, the IMF had not confirmed whether it would make its scheduled September 2019 disbursement of US$5.4 billion. Greater clarity is unlikely before the end of October 2019 when the next round of voting in Argentina is scheduled to take place, although the political rhetoric from the presidential candidates had abated given a common desire to calm the nation’s financial assets.
6	Columbia Emerging Markets Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
Fund positioning in Argentina detracted most
The Fund’s performance for the period was affected most by the sharp deterioration in Argentinean asset prices in August 2019. We, like many other market participants, underestimated the adverse impact that a landslide vote for Alberto Fernandez would have on Argentina’s financial assets.
Elsewhere, country positioning was favorable, especially in Brazil, Mexico, Egypt, Lebanon, China and Nigeria. Indeed, country detractors were quite modest outside of Argentina. Overall risk, currency and duration/curve positioning also contributed positively to the Fund’s relative results during the period. Local rates positioning in Nigeria and Egypt added value as well.
Relative valuation and fundamental analysis drove Fund changes
For the period overall, the Fund had a portfolio turnover rate of 106%. While the Fund remained invested primarily in the U.S. dollar, we continued to allocate to local currency bonds selectively and opportunistically. On August 31, 2019, the Fund had approximately 9% of its net assets invested in local currency bonds, with the largest positions in the Dominican Republic peso and Egyptian pound. The Fund’s local currency bond position at the end of the period was slightly higher than its typical allocations given the span of underperformance of emerging market currencies during August 2019. The Fund’s interest rate duration was near that of the benchmark, although a modest portion of this duration was comprised of non-U.S. dollar exposure.
Regionally, at the end of the period, the Fund was overweight Africa and the Middle East and North Africa (MENA) region overall in net asset value (NAV) terms and underweight Asia, Europe and Latin America. The Fund’s largest country overweight positions relative to the benchmark at the end of August 2019 included Brazil, Nigeria and Qatar, while Turkey, Chile and the Philippines represented the largest underweights for the Fund.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater affect on performance. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Emerging Markets Bond Fund | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
March 1, 2019 — August 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,037.60	1,019.55	5.62	5.57	1.10
Advisor Class	1,000.00	1,000.00	1,039.70	1,020.81	4.35	4.31	0.85
Class C	1,000.00	1,000.00	1,034.80	1,015.79	9.44	9.35	1.85
Institutional Class	1,000.00	1,000.00	1,038.80	1,020.81	4.34	4.31	0.85
Institutional 2 Class	1,000.00	1,000.00	1,040.40	1,021.31	3.84	3.80	0.75
Institutional 3 Class	1,000.00	1,000.00	1,039.70	1,021.61	3.53	3.50	0.69
Class R	1,000.00	1,000.00	1,037.20	1,018.30	6.89	6.83	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments
August 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 9.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
China 3.2%
Alibaba Group Holding, Ltd.
11/28/2034	4.500%	1,750,000	2,022,961
Lenovo Perpetual Securities Ltd.(a),(b)
12/31/2049	5.375%	6,050,000	5,846,079
Studio City Co., Ltd.(a)
11/30/2021	7.250%	896,000	918,225
Tencent Holdings Ltd.(a)
01/19/2028	3.595%	3,750,000	3,949,384
Total			12,736,649
Colombia 1.1%
Gran Tierra Energy International Holdings Ltd.(a)
02/15/2025	6.250%	3,300,000	3,056,731
Millicom International Cellular SA(a)
03/25/2029	6.250%	1,400,000	1,525,563
Total			4,582,294
Ghana 0.3%
Tullow Oil PLC(a)
03/01/2025	7.000%	1,350,000	1,340,524
Guatemala 0.2%
Energuate Trust(a)
05/03/2027	5.875%	950,000	949,013
Indonesia 0.3%
Geo Coal International Pte Ltd.(a)
10/04/2022	8.000%	1,457,000	1,061,529
Malaysia 0.4%
Press Metal Labuan Ltd.(a)
10/30/2022	4.800%	1,467,000	1,449,117
Mexico 0.9%
Cemex SAB de CV(a)
05/05/2025	6.125%	1,900,000	1,970,708
Elementia SAB de CV(a)
01/15/2025	5.500%	1,800,000	1,732,295
Total			3,703,003
Netherlands 0.1%
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	570,000	577,394
Peru 0.6%
Inretail Pharma SA(a)
05/02/2023	5.375%	2,400,000	2,529,739
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Singapore 0.2%
Golden Legacy Pte Ltd.(a)
03/27/2024	6.875%	255,000	256,737
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%	600,000	597,462
Total			854,199
South Africa 0.8%
Liquid Telecommunications Financing PLC(a)
07/13/2022	8.500%	3,250,000	3,177,879
United Kingdom 0.5%
Vedanta Resources Ltd.(a)
08/09/2024	6.125%	2,000,000	1,804,830
Virgin Islands 1.0%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2024	5.125%	1,900,000	2,031,317
Studio City Finance Ltd.(a)
02/11/2024	7.250%	1,900,000	1,995,745
Total			4,027,062
Total Corporate Bonds & Notes (Cost $38,615,918)			38,793,232

Foreign Government Obligations(c),(d) 75.1%

Argentina 1.1%
Argentine Republic Government International Bond
01/26/2027	6.875%	5,000,000	1,900,890
07/06/2036	7.125%	2,450,000	909,391
01/11/2048	6.875%	2,800,000	1,058,691
Provincia de Buenos Aires(a)
06/09/2021	9.950%	1,415,000	545,501
Total			4,414,473
Bahrain 0.5%
Bahrain Government International Bond(a)
10/12/2028	7.000%	1,771,000	2,032,888
Belarus 1.4%
Republic of Belarus International Bond(a)
06/29/2027	7.625%	2,500,000	2,838,410
02/28/2030	6.200%	2,600,000	2,773,924
Total			5,612,334
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 4.0%
Brazilian Government International Bond
01/07/2041	5.625%		7,000,000	8,017,093
01/27/2045	5.000%		5,650,000	6,028,561
Petrobras Global Finance BV
01/27/2028	5.999%		1,982,000	2,181,502
Total				16,227,156
China 3.1%
Sinopec Group Overseas Development 2018 Ltd.(a)
09/12/2025	4.125%		1,900,000	2,075,237
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		1,950,000	2,082,823
Syngenta Finance NV(a)
04/24/2028	5.182%		7,600,000	8,147,025
Total				12,305,085
Croatia 0.8%
Croatia Government International Bond(a)
01/26/2024	6.000%		1,617,000	1,872,235
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%		1,290,000	1,405,218
Total				3,277,453
Dominican Republic 5.7%
Banco de Reservas de la Republica Dominicana(a)
Subordinated
02/01/2023	7.000%		1,588,000	1,653,024
Dominican Republic Bond(a)
02/05/2027	11.250%	DOP	197,000,000	4,227,899
Dominican Republic International Bond(a)
01/08/2021	14.000%	DOP	126,499,000	2,626,176
03/04/2022	10.375%	DOP	100,000,000	2,033,883
02/15/2023	8.900%	DOP	40,000,000	785,806
06/05/2026	9.750%	DOP	167,450,000	3,369,872
01/25/2027	5.950%		820,000	901,199
04/30/2044	7.450%		6,000,000	7,271,880
Total				22,869,739
Ecuador 0.9%
Ecuador Government International Bond(a)
12/13/2026	9.650%		3,500,000	3,643,171
Egypt 2.4%
Egypt Government International Bond(a)
03/01/2029	7.600%		3,000,000	3,242,250
04/30/2040	6.875%		2,400,000	2,364,326
02/21/2048	7.903%		2,500,000	2,581,227
03/01/2049	8.700%		1,450,000	1,590,027
Total				9,777,830
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
El Salvador 0.3%
El Salvador Government International Bond(a)
01/20/2050	7.125%		1,170,000	1,198,081
Ghana 0.4%
Ghana Government International Bond(a)
03/26/2027	7.875%		484,000	497,425
03/26/2032	8.125%		645,000	631,160
03/26/2051	8.950%		645,000	634,659
Total				1,763,244
Honduras 1.7%
Honduras Government International Bond(a)
01/19/2027	6.250%		6,142,000	6,687,385
Indonesia 6.8%
Indonesia Government International Bond(a)
01/15/2045	5.125%		10,100,000	12,431,767
PT Indonesia Asahan Aluminium Persero(a)
11/15/2021	5.230%		2,000,000	2,110,484
11/15/2028	6.530%		2,000,000	2,482,600
11/15/2048	6.757%		2,500,000	3,327,073
PT Pertamina Persero(a)
05/03/2042	6.000%		3,950,000	4,942,678
Saka Energi Indonesia PT(a)
05/05/2024	4.450%		1,900,000	1,911,227
Total				27,205,829
Kazakhstan 2.5%
Kazakhstan Temir Zholy National Co. JSC(a)
11/17/2027	4.850%		4,300,000	4,805,186
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		4,600,000	5,332,343
Total				10,137,529
Mexico 7.5%
Petroleos Mexicanos
01/15/2025	4.250%		4,150,000	3,980,252
11/12/2026	7.470%	MXN	50,100,000	2,013,822
03/13/2027	6.500%		5,340,000	5,471,834
06/02/2041	6.500%		7,503,000	7,035,601
01/23/2045	6.375%		9,400,000	8,669,451
09/21/2047	6.750%		3,000,000	2,841,258
Total				30,012,218
Mongolia 0.5%
Mongolia Government International Bond(a)
05/01/2023	5.625%		2,000,000	2,015,976

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Morocco 0.6%
OCP SA(a)
04/25/2044	6.875%		1,850,000	2,306,634
Netherlands 0.7%
Kazakhstan Temir Zholy Finance BV(a)
07/10/2042	6.950%		1,800,000	2,462,217
Syngenta Finance NV(a)
04/24/2028	5.182%		250,000	267,994
Total				2,730,211
Nigeria 1.1%
Nigeria Government International Bond(a)
11/21/2025	7.625%		2,600,000	2,851,628
01/21/2031	8.747%		1,600,000	1,759,646
Total				4,611,274
Oman 2.3%
Oman Government International Bond(a)
08/01/2029	6.000%		3,250,000	3,231,332
01/17/2048	6.750%		4,400,000	4,139,309
Oman Sovereign Sukuk SAOC(a)
10/31/2025	5.932%		1,839,000	1,945,053
Total				9,315,694
Pakistan 0.4%
Pakistan Government International Bond(a)
03/31/2036	7.875%		1,600,000	1,613,550
Paraguay 0.9%
Paraguay Government International Bond(a)
08/11/2044	6.100%		2,900,000	3,643,409
Peru 1.2%
Peruvian Government International Bond(a)
08/12/2034	5.400%	PEN	15,000,000	4,689,582
Qatar 4.7%
Qatar Government International Bond(a)
03/14/2029	4.000%		3,150,000	3,602,841
04/23/2048	5.103%		2,750,000	3,680,352
03/14/2049	4.817%		7,400,000	9,547,569
03/14/2049	4.817%		1,750,000	2,257,871
Total				19,088,633
Russian Federation 3.1%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		529,000	547,515
Gazprom OAO Via Gaz Capital SA(a)
08/16/2037	7.288%		2,629,000	3,422,130
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Russian Foreign Bond - Eurobond(a)
03/21/2029	4.375%		4,000,000	4,308,228
03/28/2035	5.100%		3,600,000	4,070,178
Total				12,348,051
Saudi Arabia 4.4%
Saudi Arabian Oil Co.(a)
04/16/2049	4.375%		8,604,000	9,811,055
Saudi Government International Bond(a)
04/16/2029	4.375%		6,781,000	7,836,931
Total				17,647,986
Senegal 0.7%
Senegal Government International Bond(a)
05/23/2033	6.250%		2,692,000	2,666,760
South Africa 4.0%
Eskom Holdings SOC Ltd.(a)
01/26/2021	5.750%		8,200,000	8,226,150
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	74,000,000	5,481,652
Republic of South Africa Government International Bond
06/22/2030	5.875%		2,300,000	2,534,195
Total				16,241,997
Sri Lanka 1.4%
Sri Lanka Government International Bond(a)
05/11/2027	6.200%		4,742,000	4,444,913
03/28/2030	7.550%		1,188,000	1,192,738
Total				5,637,651
Turkey 3.3%
Turkey Government International Bond
03/25/2027	6.000%		5,400,000	5,141,697
04/26/2029	7.625%		2,000,000	2,052,066
05/30/2040	6.750%		2,473,000	2,310,803
02/17/2045	6.625%		4,000,000	3,629,484
Total				13,134,050
Ukraine 4.5%
Ukraine Government International Bond(a)
09/01/2023	7.750%		4,800,000	5,108,957
02/01/2024	8.994%		1,700,000	1,880,178
09/01/2024	7.750%		900,000	963,819
09/01/2026	7.750%		4,695,000	4,982,104
09/25/2032	7.375%		2,300,000	2,370,447
09/25/2032	7.375%		2,000,000	2,061,258
Ukraine Railways Via Shortline PLC(a)
09/15/2021	9.875%		630,000	645,626
Total				18,012,389

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
August 31, 2019
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Arab Emirates 1.2%
Abu Dhabi Government International Bond(a)
10/11/2027	3.125%		4,600,000	4,985,531
Venezuela 1.0%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%		22,627,059	2,828,382
Venezuela Government International Bond(a),(e)
10/13/2024	0.000%		7,500,000	1,143,750
Total				3,972,132
Total Foreign Government Obligations (Cost $297,123,849)				301,825,925

Treasury Bills(c) 4.5%
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Argentina 1.4%
Argentina Treasury Bill(f)
03/25/2020	10.750%		5,889,000	5,731,941
Egypt 1.7%
Egypt Treasury Bills
12/03/2019	15.530%	EGP	58,350,000	3,388,707
12/17/2019	17.610%	EGP	58,350,000	3,349,537
Total				6,738,244
Treasury Bills(c) (continued)
Issuer	Effective Yield		Principal Amount ($)	Value ($)
Nigeria 1.4%
Nigeria OMO Bill
02/20/2020	13.860%	NGN	1,503,000,000	3,884,687
Nigeria Treasury Bill
01/16/2020	13.500%	NGN	668,000,000	1,750,654
Total				5,635,341
Total Treasury Bills (Cost $18,179,792)				18,105,526

Money Market Funds 7.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.208%(g),(h)	28,755,316	28,752,441
Total Money Market Funds (Cost $28,752,441)		28,752,441
Total Investments in Securities (Cost $382,672,000)		387,477,124
Other Assets & Liabilities, Net		14,482,882
Net Assets		$401,960,006

At August 31, 2019, securities and/or cash totaling $241,252 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
86,112,000 ZAR	6,035,451 USD	HSBC	09/10/2019	363,008	—
40,722,033 MXN	2,120,718 USD	Morgan Stanley	09/10/2019	90,951	—
Total				453,959	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	73	12/2019	USD	14,412,938	161,235	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(62)	12/2019	USD	(8,955,125)	—	(25,327)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
August 31, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At August 31, 2019, the total value of these securities amounted to $267,337,953, which represents 66.51% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of August 31, 2019.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At August 31, 2019, the total value of these securities amounted to $3,972,132, which represents 0.99% of total net assets.
(f)	On August 29, 2019, the government of Argentina announced a delay in the repayment of short-term government debt at maturity and introduced an extended repayment schedule. On September 27, 2019, the Fund received $883,350, which represented 15% of the original par. The repayment schedule also includes a 25% payment of original par due 90 calendar days after the first payment and the remaining 60% of par due 180 days after the first payment. The maturity date shown represents the extended final maturity. The fair value of this security, as reflected in this Portfolio of Investments, has declined substantially subsequent to August 31, 2019 as a result of the volatile Argentinean market.
(g)	The rate shown is the seven-day current annualized yield at August 31, 2019.
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.208%
	19,453,714	257,511,505	(248,209,903)	28,755,316	(1,149)	—	539,104	28,752,441
Currency Legend
DOP	Dominican Republic Peso
EGP	Egyptian Pound
MXN	Mexican Peso
NGN	Nigerian Naira
PEN	Peruvian New Sol
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
August 31, 2019
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	38,793,232	—	38,793,232
Foreign Government Obligations	—	301,825,925	—	301,825,925
Treasury Bills	—	18,105,526	—	18,105,526
Money Market Funds	28,752,441	—	—	28,752,441
Total Investments in Securities	28,752,441	358,724,683	—	387,477,124
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	453,959	—	453,959
Futures Contracts	161,235	—	—	161,235
Liability
Futures Contracts	(25,327)	—	—	(25,327)
Total	28,888,349	359,178,642	—	388,066,991
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
August 31, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $353,919,559)	$358,724,683
Affiliated issuers (cost $28,752,441)	28,752,441
Foreign currency (cost $6,673,819)	6,675,684
Margin deposits on:
Futures contracts	241,252
Unrealized appreciation on forward foreign currency exchange contracts	453,959
Receivable for:
Investments sold	2,163,443
Capital shares sold	93,871
Dividends	37,709
Interest	5,094,031
Foreign tax reclaims	94,823
Variation margin for futures contracts	15,969
Prepaid expenses	4,068
Total assets	402,351,933
Liabilities
Payable for:
Capital shares purchased	208,947
Variation margin for futures contracts	7,750
Foreign capital gains taxes deferred	6,800
Management services fees	6,593
Distribution and/or service fees	1,077
Transfer agent fees	36,982
Compensation of board members	54,009
Custodian fees	39,038
Other expenses	30,731
Total liabilities	391,927
Net assets applicable to outstanding capital stock	$401,960,006
Represented by
Paid in capital	436,767,639
Total distributable earnings (loss) (Note 2)	(34,807,633)
Total - representing net assets applicable to outstanding capital stock	$401,960,006
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	15

Statement of Assets and Liabilities  (continued)
August 31, 2019
Class A
Net assets	$54,777,601
Shares outstanding	4,850,262
Net asset value per share	$11.29
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.85
Advisor Class
Net assets	$20,140,943
Shares outstanding	1,780,178
Net asset value per share	$11.31
Class C
Net assets	$13,374,374
Shares outstanding	1,192,347
Net asset value per share	$11.22
Institutional Class
Net assets	$71,443,176
Shares outstanding	6,320,271
Net asset value per share	$11.30
Institutional 2 Class
Net assets	$35,131,170
Shares outstanding	3,109,336
Net asset value per share	$11.30
Institutional 3 Class
Net assets	$182,472,360
Shares outstanding	16,142,484
Net asset value per share	$11.30
Class R
Net assets	$24,620,382
Shares outstanding	2,181,060
Net asset value per share	$11.29
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Annual Report 2019

Statement of Operations
Year Ended August 31, 2019
Net investment income
Income:
Dividends — affiliated issuers	$539,104
Interest	26,457,705
Interfund lending	2,484
Foreign taxes withheld	(355,523)
Total income	26,643,770
Expenses:
Management services fees	2,454,616
Distribution and/or service fees
Class A	143,265
Class C	151,475
Class R	129,260
Class T	115
Transfer agent fees
Class A	102,057
Advisor Class	21,759
Class C	27,030
Institutional Class	131,532
Institutional 2 Class	21,798
Institutional 3 Class	15,228
Class R	46,048
Class T	87
Compensation of board members	17,478
Custodian fees	56,673
Printing and postage fees	37,080
Registration fees	120,924
Audit fees	39,131
Legal fees	10,728
Interest on collateral	369
Compensation of chief compliance officer	92
Other	57,162
Total expenses	3,583,907
Net investment income	23,059,863
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(32,943,673)
Investments — affiliated issuers	(1,149)
Foreign currency translations	186,372
Forward foreign currency exchange contracts	77,901
Futures contracts	1,774,616
Swap contracts	224,618
Net realized loss	(30,681,315)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	45,185,861
Foreign currency translations	1,643
Forward foreign currency exchange contracts	(259,598)
Futures contracts	173,722
Foreign capital gains tax	(6,800)
Net change in unrealized appreciation (depreciation)	45,094,828
Net realized and unrealized gain	14,413,513
Net increase in net assets resulting from operations	$37,473,376
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	17

Statement of Changes in Net Assets
	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations
Net investment income	$23,059,863	$25,241,554
Net realized gain (loss)	(30,681,315)	4,093,763
Net change in unrealized appreciation (depreciation)	45,094,828	(55,973,311)
Net increase (decrease) in net assets resulting from operations	37,473,376	(26,637,994)
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,258,287)
Advisor Class	(502,047)
Class C	(488,629)
Institutional Class	(3,080,458)
Institutional 2 Class	(1,468,247)
Institutional 3 Class	(8,328,066)
Class R	(953,527)
Class T	(1,909)
Net investment income
Class A		(4,284,050)
Advisor Class		(573,421)
Class C		(954,814)
Institutional Class		(5,345,248)
Institutional 2 Class		(2,796,629)
Institutional 3 Class		(11,381,019)
Class K		(983)
Class R		(1,675,880)
Class T		(11,168)
Total distributions to shareholders (Note 2)	(17,081,170)	(27,023,212)
Increase (decrease) in net assets from capital stock activity	(53,701,715)	31,008,022
Total decrease in net assets	(33,309,509)	(22,653,184)
Net assets at beginning of year	435,269,515	457,922,699
Net assets at end of year	$401,960,006	$435,269,515
Excess of distributions over net investment income	$(2,950,132)	$(1,189,082)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	August 31, 2019		August 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	820,311	8,999,216	1,933,936	22,616,307
Distributions reinvested	199,197	2,173,681	344,049	4,005,576
Redemptions	(1,889,197)	(20,699,944)	(2,996,975)	(34,440,467)
Net decrease	(869,689)	(9,527,047)	(718,990)	(7,818,584)
Advisor Class
Subscriptions	1,573,445	17,276,929	699,169	8,251,282
Distributions reinvested	45,376	501,637	49,195	572,801
Redemptions	(650,791)	(7,048,161)	(659,614)	(7,729,601)
Net increase	968,030	10,730,405	88,750	1,094,482
Class C
Subscriptions	80,670	871,395	267,768	3,113,093
Distributions reinvested	41,577	449,699	75,197	870,418
Redemptions	(481,411)	(5,247,130)	(481,914)	(5,512,412)
Net decrease	(359,164)	(3,926,036)	(138,949)	(1,528,901)
Institutional Class
Subscriptions	1,860,095	20,345,926	3,684,063	42,843,843
Distributions reinvested	277,843	3,034,724	444,012	5,167,853
Redemptions	(3,425,605)	(37,229,571)	(4,302,680)	(50,048,322)
Net decrease	(1,287,667)	(13,848,921)	(174,605)	(2,036,626)
Institutional 2 Class
Subscriptions	1,442,749	15,696,050	4,788,100	54,350,908
Distributions reinvested	134,583	1,468,217	239,683	2,792,744
Redemptions	(1,858,248)	(19,877,020)	(5,801,287)	(65,583,373)
Net decrease	(280,916)	(2,712,753)	(773,504)	(8,439,721)
Institutional 3 Class
Subscriptions	1,556,246	17,023,820	5,050,887	57,598,061
Distributions reinvested	762,822	8,328,065	976,088	11,328,348
Redemptions	(5,061,715)	(55,708,692)	(1,452,454)	(16,812,515)
Net increase (decrease)	(2,742,647)	(30,356,807)	4,574,521	52,113,894
Class K
Subscriptions	—	—	2	12
Distributions reinvested	—	—	50	601
Redemptions	—	—	(2,375)	(27,737)
Net decrease	—	—	(2,323)	(27,124)
Class R
Subscriptions	97,747	1,067,568	223,375	2,604,373
Distributions reinvested	80,912	882,188	130,426	1,516,941
Redemptions	(533,534)	(5,848,387)	(553,528)	(6,425,812)
Net decrease	(354,875)	(3,898,631)	(199,727)	(2,304,498)
Class T
Subscriptions	—	—	1	6
Distributions reinvested	169	1,795	909	10,570
Redemptions	(15,561)	(163,720)	(4,732)	(55,476)
Net decrease	(15,392)	(161,925)	(3,822)	(44,900)
Total net increase (decrease)	(4,942,320)	(53,701,715)	2,651,351	31,008,022
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 8/31/2019	$10.74	0.59	0.39	0.98	(0.43)	—	(0.43)
Year Ended 8/31/2018	$12.09	0.62	(1.31)	(0.69)	(0.66)	—	(0.66)
Year Ended 8/31/2017(d)	$11.64	0.54	0.33	0.87	(0.42)	—	(0.42)
Year Ended 10/31/2016	$10.56	0.64	0.73	1.37	(0.29)	—	(0.29)
Year Ended 10/31/2015	$11.37	0.62	(1.12)	(0.50)	(0.30)	(0.01)	(0.31)
Year Ended 10/31/2014	$11.59	0.60	(0.18)	0.42	(0.49)	(0.15)	(0.64)
Advisor Class
Year Ended 8/31/2019	$10.75	0.61	0.41	1.02	(0.46)	—	(0.46)
Year Ended 8/31/2018	$12.11	0.65	(1.32)	(0.67)	(0.69)	—	(0.69)
Year Ended 8/31/2017(d)	$11.65	0.58	0.32	0.90	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.68	0.72	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.38	0.64	(1.12)	(0.48)	(0.32)	(0.01)	(0.33)
Year Ended 10/31/2014	$11.60	0.63	(0.18)	0.45	(0.52)	(0.15)	(0.67)
Class C
Year Ended 8/31/2019	$10.67	0.51	0.39	0.90	(0.35)	—	(0.35)
Year Ended 8/31/2018	$12.01	0.53	(1.29)	(0.76)	(0.58)	—	(0.58)
Year Ended 8/31/2017(d)	$11.57	0.47	0.31	0.78	(0.34)	—	(0.34)
Year Ended 10/31/2016	$10.50	0.56	0.72	1.28	(0.21)	—	(0.21)
Year Ended 10/31/2015	$11.32	0.53	(1.11)	(0.58)	(0.23)	(0.01)	(0.24)
Year Ended 10/31/2014	$11.54	0.51	(0.18)	0.33	(0.40)	(0.15)	(0.55)
Institutional Class
Year Ended 8/31/2019	$10.75	0.62	0.39	1.01	(0.46)	—	(0.46)
Year Ended 8/31/2018	$12.10	0.65	(1.31)	(0.66)	(0.69)	—	(0.69)
Year Ended 8/31/2017(d)	$11.65	0.57	0.32	0.89	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.67	0.73	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.37	0.64	(1.11)	(0.47)	(0.32)	(0.01)	(0.33)
Year Ended 10/31/2014	$11.59	0.63	(0.18)	0.45	(0.52)	(0.15)	(0.67)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 8/31/2019	$11.29	9.33%	1.11% (c)	1.11% (c)	5.40%	106%	$54,778
Year Ended 8/31/2018	$10.74	(5.97%)	1.13%	1.13%	5.33%	64%	$61,421
Year Ended 8/31/2017(d)	$12.09	7.68%	1.17% (e)	1.17% (e)	5.63% (e)	44%	$77,842
Year Ended 10/31/2016	$11.64	13.30%	1.20%	1.20%	5.91%	44%	$135,877
Year Ended 10/31/2015	$10.56	(4.39%)	1.15%	1.15% (f)	5.72%	32%	$136,042
Year Ended 10/31/2014	$11.37	3.84%	1.16%	1.16% (f)	5.29%	42%	$188,935
Advisor Class
Year Ended 8/31/2019	$11.31	9.69%	0.86% (c)	0.86% (c)	5.51%	106%	$20,141
Year Ended 8/31/2018	$10.75	(5.80%)	0.88%	0.88%	5.60%	64%	$8,734
Year Ended 8/31/2017(d)	$12.11	7.99%	0.91% (e)	0.91% (e)	5.97% (e)	44%	$8,758
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.21%	44%	$1,964
Year Ended 10/31/2015	$10.57	(4.19%)	0.89%	0.89% (f)	5.99%	32%	$1,578
Year Ended 10/31/2014	$11.38	4.09%	0.91%	0.91% (f)	5.54%	42%	$1,985
Class C
Year Ended 8/31/2019	$11.22	8.57%	1.86% (c)	1.86% (c)	4.66%	106%	$13,374
Year Ended 8/31/2018	$10.67	(6.63%)	1.88%	1.88%	4.57%	64%	$16,550
Year Ended 8/31/2017(d)	$12.01	6.97%	1.92% (e)	1.92% (e)	4.91% (e)	44%	$20,307
Year Ended 10/31/2016	$11.57	12.43%	1.95%	1.95%	5.16%	44%	$23,714
Year Ended 10/31/2015	$10.50	(5.11%)	1.90%	1.90% (f)	4.96%	32%	$31,610
Year Ended 10/31/2014	$11.32	3.08%	1.91%	1.91% (f)	4.55%	42%	$53,086
Institutional Class
Year Ended 8/31/2019	$11.30	9.60%	0.86% (c)	0.86% (c)	5.65%	106%	$71,443
Year Ended 8/31/2018	$10.75	(5.72%)	0.88%	0.88%	5.57%	64%	$81,762
Year Ended 8/31/2017(d)	$12.10	7.90%	0.92% (e)	0.92% (e)	5.94% (e)	44%	$94,159
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.17%	44%	$75,526
Year Ended 10/31/2015	$10.57	(4.10%)	0.90%	0.90% (f)	5.98%	32%	$79,496
Year Ended 10/31/2014	$11.37	4.10%	0.91%	0.91% (f)	5.55%	42%	$107,518
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 8/31/2019	$10.74	0.63	0.40	1.03	(0.47)	—	(0.47)
Year Ended 8/31/2018	$12.10	0.65	(1.30)	(0.65)	(0.71)	—	(0.71)
Year Ended 8/31/2017(d)	$11.64	0.59	0.33	0.92	(0.46)	—	(0.46)
Year Ended 10/31/2016	$10.56	0.70	0.72	1.42	(0.34)	—	(0.34)
Year Ended 10/31/2015	$11.37	0.66	(1.12)	(0.46)	(0.34)	(0.01)	(0.35)
Year Ended 10/31/2014	$11.59	0.65	(0.18)	0.47	(0.54)	(0.15)	(0.69)
Institutional 3 Class
Year Ended 8/31/2019	$10.75	0.64	0.39	1.03	(0.48)	—	(0.48)
Year Ended 8/31/2018	$12.10	0.66	(1.30)	(0.64)	(0.71)	—	(0.71)
Year Ended 8/31/2017(d)	$11.65	0.61	0.31	0.92	(0.47)	—	(0.47)
Year Ended 10/31/2016	$10.57	0.71	0.72	1.43	(0.35)	—	(0.35)
Year Ended 10/31/2015	$11.38	0.67	(1.12)	(0.45)	(0.35)	(0.01)	(0.36)
Year Ended 10/31/2014	$11.59	0.65	(0.16)	0.49	(0.55)	(0.15)	(0.70)
Class R
Year Ended 8/31/2019	$10.73	0.56	0.40	0.96	(0.40)	—	(0.40)
Year Ended 8/31/2018	$12.08	0.59	(1.31)	(0.72)	(0.63)	—	(0.63)
Year Ended 8/31/2017(d)	$11.63	0.52	0.32	0.84	(0.39)	—	(0.39)
Year Ended 10/31/2016	$10.55	0.62	0.73	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2015	$11.37	0.59	(1.12)	(0.53)	(0.28)	(0.01)	(0.29)
Year Ended 10/31/2014	$11.59	0.57	(0.18)	0.39	(0.46)	(0.15)	(0.61)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(e)	Annualized.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Emerging Markets Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 8/31/2019	$11.30	9.83%	0.75% (c)	0.75% (c)	5.75%	106%	$35,131
Year Ended 8/31/2018	$10.74	(5.68%)	0.75%	0.74%	5.60%	64%	$36,419
Year Ended 8/31/2017(d)	$12.10	8.18%	0.76% (e)	0.75% (e)	6.10% (e)	44%	$50,366
Year Ended 10/31/2016	$11.64	13.82%	0.74%	0.74%	6.34%	44%	$18,615
Year Ended 10/31/2015	$10.56	(4.03%)	0.72%	0.72%	6.19%	32%	$8,384
Year Ended 10/31/2014	$11.37	4.31%	0.70%	0.70%	5.67%	42%	$8,928
Institutional 3 Class
Year Ended 8/31/2019	$11.30	9.79%	0.69% (c)	0.69% (c)	5.83%	106%	$182,472
Year Ended 8/31/2018	$10.75	(5.54%)	0.70%	0.69%	5.72%	64%	$202,999
Year Ended 8/31/2017(d)	$12.10	8.13%	0.71% (e)	0.70% (e)	6.17% (e)	44%	$173,174
Year Ended 10/31/2016	$11.65	13.86%	0.69%	0.69%	6.41%	44%	$3,199
Year Ended 10/31/2015	$10.57	(3.99%)	0.67%	0.67%	6.23%	32%	$1,120
Year Ended 10/31/2014	$11.38	4.46%	0.65%	0.65%	5.83%	42%	$1,384
Class R
Year Ended 8/31/2019	$11.29	9.16%	1.36% (c)	1.36% (c)	5.15%	106%	$24,620
Year Ended 8/31/2018	$10.73	(6.20%)	1.38%	1.38%	5.07%	64%	$27,218
Year Ended 8/31/2017(d)	$12.08	7.46%	1.42% (e)	1.42% (e)	5.43% (e)	44%	$33,057
Year Ended 10/31/2016	$11.63	13.03%	1.45%	1.45%	5.64%	44%	$21,289
Year Ended 10/31/2015	$10.55	(4.69%)	1.40%	1.40% (f)	5.53%	32%	$13,281
Year Ended 10/31/2014	$11.37	3.57%	1.41%	1.41% (f)	5.07%	42%	$10,212
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Annual Report 2019	23

Notes to Financial Statements
August 31, 2019
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional and to certain other investors as also described in the Fund’s prospectus. Class C shares automatically convert to Class A shares after 10 years. Effective December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
24	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Emerging Markets Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
August 31, 2019
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures
26	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Columbia Emerging Markets Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
August 31, 2019
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at August 31, 2019:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	453,959
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	161,235*
Total		615,194

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	25,327*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended August 31, 2019:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	224,618	224,618
Foreign exchange risk	77,901	—	—	77,901
Interest rate risk	—	1,774,616	—	1,774,616
Total	77,901	1,774,616	224,618	2,077,135

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category		Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk		(259,598)	—	(259,598)
Interest rate risk		—	173,722	173,722
Total		(259,598)	173,722	(85,876)
28	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The following table is a summary of the average outstanding volume by derivative instrument for the year ended August 31, 2019:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	15,378,640*
Futures contracts — short	6,723,471*
Credit default swap contracts — buy protection	6,926,099**

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	314,018	(59,044)

*	Based on the ending quarterly outstanding amounts for the year ended August 31, 2019.
**	Based on the ending daily outstanding amounts for the year ended August 31, 2019.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of August 31, 2019:
	HSBC ($)	Morgan Stanley ($)	Total ($)
Assets
Forward foreign currency exchange contracts	363,008	90,951	453,959
Total financial and derivative net assets	363,008	90,951	453,959
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	363,008	90,951	453,959

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Columbia Emerging Markets Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
August 31, 2019
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
30	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended August 31, 2019 and all subsequent periods. As a result of the amendments, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended August 31, 2019 was 0.600% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
Columbia Emerging Markets Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
August 31, 2019
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended August 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $1,323,118 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended August 31, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.17
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
Class T	0.05 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2019, no minimum account balance fees were charged by the Fund.
32	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses. As a result of all Class T shares of the Fund being redeemed or converted to Class A shares, December 14, 2018 was the last day the Fund paid a distribution and shareholder services fee for Class T shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $331,000 for Class C shares. This amount is based on the most recent information available as of June 30, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended August 31, 2019, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00 (a)	35,106
Class C	—	1.00 (b)	1,060
Class T	2.50	—	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2019 through December 31, 2019	Prior to January 1, 2019
Class A	1.20%	1.24%
Advisor Class	0.95	0.99
Class C	1.95	1.99
Institutional Class	0.95	0.99
Institutional 2 Class	0.83	0.87
Institutional 3 Class	0.77	0.82
Class R	1.45	1.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
Columbia Emerging Markets Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
August 31, 2019
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At August 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, late-year ordinary losses, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(7,739,743)	7,739,743	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended August 31, 2019			Year Ended August 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
17,081,170	—	17,081,170	27,023,212	—	27,023,212
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At August 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(35,094,991)	2,433,509
At August 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
385,633,482	21,339,460	(18,905,951)	2,433,509
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
34	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
The following capital loss carryforwards, determined at August 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended August 31, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
(8,665,379)	(26,429,612)	(35,094,991)	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of August 31, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on September 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
2,078,301	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $403,225,044 and $464,449,848, respectively, for the year ended August 31, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Emerging Markets Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
August 31, 2019
The Fund’s activity in the Interfund Program during the year ended August 31, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	3,200,000	2.78	10
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at August 31, 2019.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended August 31, 2019.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
36	Columbia Emerging Markets Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
August 31, 2019
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At August 31, 2019, one unaffiliated shareholder of record owned 11.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 53.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Emerging Markets Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
August 31, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Emerging Markets Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Emerging Markets Bond Fund (one of the funds constituting Columbia Funds Series Trust II, hereafter referred to as the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
October 24, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Emerging Markets Bond Fund | Annual Report 2019	39

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$349,873	$0.0098	$25,047,574	$0.70
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	121	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
40	Columbia Emerging Markets Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	121	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	121	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	121	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	121	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	119	Trustee, Catholic Schools Foundation since 2004
Columbia Emerging Markets Bond Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	121	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	121	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	121	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	119	Director, NAPE Education Foundation since October 2016
42	Columbia Emerging Markets Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)

Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	192	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, August 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Columbia Emerging Markets Bond Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Emerging Markets Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2018 and January, March, April and June 2019, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of
44	Columbia Emerging Markets Bond Fund | Annual Report 2019

Approval of Management Agreement  (continued)

the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 17-19, 2019 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2019 initiatives. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2018 in the performance of administrative services, and noted the various enhancements anticipated for 2019. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its relatively strong cash position and solid balance sheet.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods (including since manager inception): the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among
Columbia Emerging Markets Bond Fund | Annual Report 2019	45

Approval of Management Agreement  (continued)

its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of Columbia Threadneedle’s profitability, particularly in comparison to industry competitors, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2018 the Board had concluded that 2017 profitability was reasonable and that the 2019 information shows that the profitability generated by Columbia Threadneedle in 2018 only slightly increased from 2017 levels. The Board also noted JDL’s report and its conclusion that 2018 Columbia Threadneedle profitability relative to industry competitors was reasonable. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by the Fund as its net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 19, 2019, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
46	Columbia Emerging Markets Bond Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN141_08_J01_(10/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$29,000	$41,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended August 31, 2019 and August 31, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$6,700	$16,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended August 31, 2019 and August 31, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates August be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee August delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor August not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and August add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2019 and August 31, 2018 are approximately as follows:

2019	2018
$231,600	$241,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders August recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date October 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date October 24, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date October 24, 2019